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dragon

Dragon Pharmaceutical Inc.

Making Healthcare More Affordable

Corporate Presentation May 2009

www.dragonpharma.com

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www.dragonpharma.com

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Safe Harbor

This presentation contains forward looking statements, including but not limited to, that the Company will continue to experience growth in sales of its main products, that it will continue to be able to improve its production technology and efficiency, that it will continue to achieve continuous growth in business and profitability in the near future. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward looking statements. Readers should not place undue reliance on forward looking statements, which only reflect the views of management as of the date hereof. The Company does not undertake the obligation to publicly revise these forward looking statements to reflect subsequent events or circumstances. Readers should carefully review the risk factors and other factors described in its periodical reports filed with the
Securities and Exchange Commission.

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About Us

High-quality manufacturer of
generic antibiotic products

Market leader in fast growing Chinese
and emerging markets

Strong customer relationship with  CMO
for major global drug companies

OTCBB:DRUG • TSX:DDD

Founded:  1998

Incorporated in Florida, USA

Auditors:  Ernst & Young

Tax Advisors: KPMG

Outstanding Shares:  67,066,418

Vancouver

Florida

Datong

Beijing

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Sales CAGR 05-08: 70%
160
140
120
100
80
60
40
20
0
31
52
86
152
2005
2006
2007
2008

Strong Growth Track Record

Target markets carry strong drivers for generics

Proven market power for major products in India and China

Manufacturing know-how serves as high entry barrier

Steady revenue growth with 70% CAGR in the past four years

Significant upside potential from vertical integration on product pipelines

Fast-Growing Target Market

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Global Manufacturing Trend

Upstream:

China

Major Mfrs. for
Intermediates &
APIs

Big Pharmas’
Contract  Mfrs. in
Hub Countries

Downstream:

India etc.

Emerging markets

Sophisticated markets

Emerging markets have stronger demand for
antibiotics due to huge population and more
serious bacterial infection issues

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Current National Medical Insurance Coverage: 616 million people
Three-Year Additional Coverage: 600 million people

Health Care Reform in China

US$123 billion to provide universal medical coverage to 90% of China’s population by 2011

Generic drugs have always been the essential consumption due to the reimbursement principle of National Medical Insurance Plan

All Our Products are on the Chinese National Medical Insurance List

2008

2009

2010

2011

Complete Product Pipeline

& Market Leadership Position

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Expanding Product Lines

Leading Core
Products

Cephalosporin
Powder for
Injection

D-7ACA –
Cefuroxime

7-APRA –
Cefprozil

Clavulanic
Acid

7-ACA

Products Under
Development

Early-Stage
Products

In the market

Prolongs effectiveness of antibiotics, such
as  Amoxicillin, by breaking the
development of resistance

A key intermediate to produce 50+ types
of cephalosporin antibiotics

12 types of powder for injection in
44 dosages

Best-selling antibiotics in
cephalosporin group with a market
shareof 10% in China

Very safe and effective antibiotics in
treating allergic infections, especially for
children, that creates substantial market
potential

Gross Margin

~40%

~30%

Optimized Industrial Margin

~20%

over 35%

over 35%

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30
25
20
15
10
5
0
CAGR 02-07: 39%
4.7
6.3
12.3
13.8
18.5
24
2002
2003
2004
2005
2006
2007

70
60
50
40
30
20
10
0
CAGR 05 08: 56%
16.0
24.0
39.0
61.1
2005
2006
2007
2008

Leader in Emerging Market for Clavulanic Acid

First and largest Clavulanic Acid manufacturer in China with capacity of 78 tons

Leading cost-effective supplier to emerging markets

80% market share in China

Exports: India (over 30% market share), Jordan, South Korea, Pakistan, Egypt, Indonesia, etc.

Sales Growth of Dragon Pharma

  (Tons)

Rapid Consumption Growth  in
China  (Tons)

Started production in 2004

CAGR 05-08:48%
700
600
500
400
300
200
100
0
196
441
568
522
119
External Sales
In-house Consumption

Top Five Producers in China		
Rank	Producer	Capacity (tons)
1	China Pharma	1,650
2	Fuzhou Pharma	1,000
3	Dragon Pharma	780
4	United Laboratories	600
5	Lukang Pharma	400

Robust Sales Growth of 7-ACA

The world production of 7-ACA is dominated by Chinese manufacturers with total production capacity of 5,500 tons

Dragon Pharma is the third largest producer and largest exporter in China (49% of total exports)

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2005

2006

2007

2008

Sales Growth of Dragon Pharma  (Tons)

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Efficient Sales & Marketing Strategy

Direct sales model with a selling expense only 3% of the revenue

Sales team totalling 50 people

Big Pharmas’
Contract  Mfrs. in
Hub Countries e.g.,
India

Intermediates & Bulk
APIs

Intermediates &

Bulk APIs

Downstream
Pharmaceutical

Companies

Formulations

Hospitals

Distributors

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AUROBINDO
Committed to healthier life!

HDGC

广州白云山制药股份有限公司
GUANGZHOU BAIYUNSHAN PHARMACEUTICAL CO.,LTD.

Long-Term Close Relationships with Clients

3 - 6 Months

Send Samples to Clients

Clients Implement Various Tests

Stability Tests

Manufacturing Process
Experiments

Customer Feedbacks

Contract Development

Trial Order Purchasing

Stable Long-Term Cooperation

Harbin pharmaceutical group

Major Clients

Technology-Driven Efficiency

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High compatibility from
7-ACA to downstream
manufacturing, minimized
CAPEX

7-ACA: lowest cost due to highest yield

Esterification

Hydrolyzing

Crystallization

Filtration
Leaning Drying

Seed
Cultivation

Fermentation

Membrane
Filtration

Resin Distillation

Cephalosporin
Crystallization

Enzyme
Decomposition

Crystallization

Filtration
Cleaning Drying

7-ACA

Bean Oil etc.

Yield increased by 60%

New biochemical
technology lowered cost
& reduced environmental
impact

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Clavulanic Acid:
Increasing capacity without increasing investment

Seed Cultivation

Fermentation

Filtration

Extraction

C03A Crystallization

Centrifuging

Drying

C03A Packaging

Potassium Clavulanate
Crystallization

Filtration

Cleaning

Drying

Potassium Clavulanate Packaging

Key Technologies

Selection and cultivation of bacterial
seeds

Fermentation: reduced impurities,
increased pureness

Growth Delivered

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Sales CAGR 05-08: 70%
Gross Profit CAGR 05-08: 144%
EBITDA CAGR 05-08: 101%
160
140
120
100
80
60
40
20
0
31.2
1.7
2.3
52.4
8.3
7.0
85.8
17.8
14.0
151.9
24.5
18.6
2005
2006
2007
2008
Sales
Gross Profit
EBITDA

Strategic Repositioning is Paying-off

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Dec. 31, 2007	Dec. 31, 2008
Inventory Turnover (days)	80	64
Accounts Receivable Turnover (days)	29	25
Gearing ratio (Total debts divided by total assets X 100%)	59%	61%
Total Assets	$114M	$148M
Operating Cashflow (continuing operation)	$2.7M	$14.9M

Other Key Financial Indicators

High turnovers of accounts receivable (A/R) and inventory

2008 A/R aging: < 3 months (89%), between 3-6 months (8%)

Solid operating results and cashflow

Future Growth Strategies

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Existing Products of the Company
Potential Product Pipeline of the Company

Product Strategy

Vertically extend to high value-added APIs for synergetic product chain

Be the first manufacturer of new generic drugs to substitute imported products to China

Establish exclusive ownership of innovative manufacturing technology

Crude Bulk API

Sterilized Bulk API

Formulation Drugs

7-ACA

Ceftazidime

Cefotaxime

Cefuroxime

Cefprozil

Others

Ceftazidime

Cefotaxime

Cefuroxime

Cefprozil

Others

Ceftazidime

Cefotaxime

Cefoperazone

Ceftriaxone

Cefuroxime

Cafonicid

Cefminox

Others

Intermediate

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China

Further develop downstream products to take advantage of industrial consolidation

Leverage nationwide sales and marketing network to capture the growth driven by health care reform

Market Strategy

International

Enhance long-term cooperation with global contract manufacturers for leading pharmaceutical companies

Enhance market leadership position of Clavulanic Acid

Dragon Pharmaceutical Inc.
TSX: DDD • OTCBB: DRUG

Maggie Deng
Chief Operating Officer
1-604-669-8817
mdeng@dragonpharma.com